Exhibit 10GGG

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this “Amendment”) is made and entered into as of the 14thday of October, 2009 by and between AIMCO COVINGTON POINTE, L.P., a Delaware limited partnership (“Seller”), and KENNEDY WILSON AUSTIN, INC., a Texas corporation (“Purchaser”).

WI T N E S S E T H:

WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Contract dated September 8, 2009 (the “Contract”) pertaining to the purchase and sale of that certain real property located in Dallas County, Texas more particularly described on Exhibit A attached thereto and commonly known as the Covington Pointe Apartments (the “Property”), as amended by that certain First Amendment to Purchase and Sale Contract dated as of October 8, 2009 (the “First Amendment”);

WHEREAS, the parties desire to further extend the Feasibility Period for a period of 2 additional days to October 16, 2009; and

WHEREAS, the parties intend to modify the Contract to reflect the foregoing, as more particularly set forth hereinafter.

AM E N D M E N T

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Sellers and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein shall have the same meanings given to them in the Contract.

2.                  Feasibility Period.  The first sentence of Section 3.1 of the Contract, as previously amended by the First Amendment, is hereby further amended to provide that the Feasibility Period shall run for a period of 38 days from the Effective Date rather than for a period of 36 days from the Effective Date.

3.                  Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

4.                  Ratification.  Except as expressly set forth herein, all other terms and conditions of the Contract, as previously amended, shall remain unmodified, the same being ratified, confirmed and republished hereby.

5.                  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

[SIGNATURES ON FOLLOWING PAGE]

NOW, THEREFORE, the parties hereto have executed this Amendment as of the date first set forth above.

Seller:

AIMCO COVINGTON POINTE, L.P.,

a Delaware limited partnership

By:       DAVIDSON GP, L.L.C.,

a South Carolina limited liability company,

its general partner

By:       DAVIDSON INCOME REAL ESTATE, L.P.,

a Delaware limited partnership, its member

By:       DAVIDSON DIVERSIFIED PROPERTIES, INC.,

a Tennessee corporation,

its managing general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

                                                            Purchaser:

KENNEDY WILSON AUSTIN, INC.,

a Texas corporation

By:  /s/Stephen A. Pyhrr

                                                            Name:  Stephen A. Pyhrr

Title:  Senior Managing Director